Exhibit (q)(1)

ASPIRATION FUNDS (the “Trust”)

I, Tracie A. Coop, Secretary of the Trust, hereby certify that the following resolutions were adopted by the Trustees of the Trust at a meeting duly called and held on December 21, 2022 at which quorums were present and acting throughout, and that such resolutions have not been rescinded or modified as of the date set forth below:

RESOLVED, that the Trust and the Board hereby constitute and appoint Mark Perlow and/or Stephen Cohen  and/or Tracie A. Coop, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof; and it is further
RESOLVED, that the Trustees hereby approve and authorize the use of the Powers of Attorney executed by the Trustees and certain officers of Aspiration Funds appointing Mark Perlow and/or Stephen Cohen and/or Tracie A. Coop as attorneys-in-fact for the purpose of signing and filing on behalf of Aspiration Funds its registration statements and any amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940 with the SEC, and the attorneys in-fact are hereby authorized to act in accordance with such Powers of Attorney for the purposes described in the Powers of Attorney.

IN WITNESS WHEREOF, I hereunto sign my name this 27h day of January, 2023.

/s/ Tracie A. Coop
Tracie A. Coop, Secretary

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Aspiration Funds (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Mark Perlow, Stephen Cohen, and/or Tracie A. Coop with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Olivia Albrecht is now or is on the date of such filing the President and Principal Executive Officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Olivia Albrecht, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 21st day of December, 2022.

/s/ Olivia Albrecht
Olivia Albrecht President, Principal Executive Officer, and Principal Financial Officer Aspiration Funds

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Aspiration Funds (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Mark Perlow, Stephen Cohen, and/or Tracie A. Coop with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Alexandra Horigan is now or is on the date of such filing Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Alexandra Horigan, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 21st day of December, 2022.

/s/ Alexandra Horigan
Alexandra Horigan Trustee Aspiration Funds

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Aspiration Funds (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Mark Perlow, Stephen Cohen, and/or Tracie A. Coop with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Coby King is now or is on the date of such filing  Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Coby King, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 21st day of December, 2022.

/s/ Coby King
Coby King Trustee Aspiration Funds

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Aspiration Funds (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Mark Perlow, Stephen Cohen, and/or Tracie A. Coop with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which David Kingsdale is now or is on the date of such filing Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of David Kingsdale, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 21st day of December, 2022.

/s/ David Kingsdale
David Kingsdale Trustee Aspiration Funds

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Aspiration Funds (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Mark Perlow, Stephen Cohen, and/or Tracie A. Coop with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Charles W. Daggs is now or is on the date of such filing Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Charles W. Daggs, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 21st day of Decemeber, 2022.

/s/ Charles W. Daggs
Charles W. Daggs Trustee Aspiration Funds

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Aspiration Funds (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Mark Perlow, Stephen Cohen, and/or Tracie A. Coop with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Michael Shuckerow is now or is on the date of such filing the Treasurer, Principal Accounting Officer and Principal Financial Officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Matthew Bergin, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 21st day of December, 2022.

/s/ Matthew Bergin
Matthew Bergin Treasurer and Principal Accounting Officer Aspiration Funds